UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2021

FORTRESS VALUE ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Delaware	001-40219	85-3271127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas
46th Floor
New York, NY		10105
(Address of principal executive offices)		(Zip Code)

(212) 798-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-eighth of one redeemable warrant	FVIV.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	FVIV	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FVIV WS	New York Stock Exchange

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

As previously reported in the Current Report on Form 8-K filed by Fortress Value Acquisition Corp. IV (the “Company”), on March 18, 2021, the Company consummated its initial public offering (the “IPO”) of 60,000,000 units (“Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-eighth of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $600,000,000.

At the time of the IPO, the underwriters were granted an option to purchase up to an additional 9,000,000 Units to cover overallotments, if any. On April 22, 2021, the underwriters partially exercised their over-allotment option and purchased 5,000,000 Units to cover over-allotments made in the IPO (the “Over-allotment Units”) generating gross proceeds of approximately $50,000,000.

As previously reported in the Initial Form 8-K, substantially concurrently with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 7,500,000 warrants (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant, to the Company’s sponsor, Fortress Value Acquisition Sponsor IV LLC (the “Sponsor”), generating gross proceeds to the Company of $15,000,000. On April 22, 2021, substantially concurrently with the sale of the Over-allotment Units, the Company completed a private placement with the Sponsor for an additional 500,000 warrants at a price of $2.00 per warrant (the “Additional Private Placement Warrants”), generating gross proceeds of approximately $1,000,000.

Giving effect to the over-allotment exercise, cash held in the trust account totals $650,000,000, excluding interest earned, if any, which is comprised of the net proceeds from the sale of the 65,000,000 Units, the Private Placement Warrants and the Additional Private Placement Warrants, and deferred underwriting commissions equal to $22,750,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Value Acquisition Corp. IV

Date: April 23, 2021	By:	/s/ Alexander P. Gillette
	Name:	Alexander P. Gillette
	Title:	General Counsel and Secretary